Filed January 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2002

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


           Delaware                                           13-3645702
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.Other.................................................................3

Item 7.Financial Statements and Exhibits.....................................3

Signature....................................................................4



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Item 5.  Other

      On January 29, 2002, Internet Commerce Corporation ("ICC") entered into an agreement with IBM which will allow ICC to offer enhanced connectivity to all of ICC's customers and their trading partners.

      Sterling Commerce will terminate its interconnection arrangement with ICC on March 9, 2002.

Item 7.  Financial Statements and Exhibits

a)    None
b)    None
c)    None



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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2002

                                    INTERNET COMMERCE CORPORATION


                                    /s/ Walter M. Psztur
                                    ------------------------------------------
                                    Walter M. Psztur
                                    Vice President and Chief Financial Officer




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